
Q1 2024
MARTEN
68396
MARTEN



# Disclosure



**This presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.** Words such as “expects,” “anticipates,” “intends,” “estimates,” or similar expressions are intended to identify these forward-looking statements. These statements are based on Marten’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements.

For further information, please refer to Marten’s reports and filings with the Securities and Exchange Commission.



# Operating Results

**Our operating results in 2023 and Q1 '24 were significantly impacted by the severe freight market recession**

In each of the five years from 2018 through 2022, we set the then-current record for our highest annual operating revenue and operating income. We also achieved in each of 2020 through 2022 our then-best operating ratio, net of fuel s/c, for any year since we became a public company in 1986.

The freight market recession's oversupply and weak demand, inflationary operating costs and cumulative impact of freight rate reductions and related freight network disruptions continue to significantly pressure our earnings. The value of our unique multifaceted business model is highlighted by the operating results for our dedicated and brokerage operations in the first quarter. Our operating results improved throughout the quarter after earning 2 cents per share in January, which was also impacted by widespread harsh winter weather.

We remain focused on minimizing the freight market's impact on our operations while investing in and positioning our operations to capitalize on profitable organic growth opportunities, with fair compensation for our premium services, across each of our business operations for what comes next in the freight cycle as the market necessarily recovers from its current recessionary late stages. To that end, we have not agreed to rate reductions since last August.

**Operating Results Comparison-Percentage Change vs. Same Period of Prior Year**

| | Three Months Ended March 31, 2024 vs. 2023 | Year Ended December 31, 2023 vs. 2022 | Year Ended December 31, 2022 vs. 2021 | Year Ended December 31, 2021 vs. 2020 | Year Ended December 31, 2020 vs. 2019 | Year Ended December 31, 2019 vs. 2018 |
|---|---|---|---|---|---|---|
| Operating revenue | (16.2)% | (10.5)% | 29.8% | 11.4% | 3.7% | 7.1% |
| Operating revenue, net of fuel surcharges | (15.4)% | (7.7)% | 23.1% | 8.3% | 6.8% | 8.6% |
| Operating income | (57.8)% | (37.1)% | 28.3% | 19.8% | 21.9% | 8.7% |
| Net income | (57.1)% | (36.2)% | 29.2% | 22.9% | 13.8% | 11.0% |



# The Foundation of Marten's Growing Business Platform Network

**Designed for the best, most-efficient transportation service solutions for Marten's customers**

## Each of our business platforms is young and positioned to capitalize on growth opportunities as the market moves out of the freight recession

- Truckload – regional temp and dry and OTR operating from 15 regional service centers––45% of revenue (65% temp/35% dry)
- Dedicated – customized solutions utilizing temp, dry and specialized equipment––35% of revenue (44% power-only/18% dry/38% temp)
- Brokerage – surge flexibility for customers' needs beyond Marten's assets––14% of revenue (82% temp/18% dry)
- Intermodal – refrigerated COFC with extended dray from Marten's truck network––6% of revenue (90% temp/10% dry)
- MRTN de Mexico – door-to-door service between Mexico, the U.S. and Canada utilizing Mexican partner carriers within Mexico – our three border facilities are key to our new era of dry van expansion


Mondovi, WI Corporate Office
Portland, OR
Mondovi, WI
Carlisle, PA
Indianapolis, IN
Richmond, VA
Jurupa Valley, CA
Kansas City, KS
Phoenix, AZ
Otay Mesa, CA
Memphis, TN
Atlanta, GA
Dallas, TX
Laredo, TX
Tampa, FL
Rio Grande Valley, TX

"Transformation is a process, not an event." – "Leading Change" by John P. Kotter



# Marten's Solar Advantage

## Solar has been installed at all of our facilities



Marten's Solar Commitment
Tractor Auxiliary Power Unit and
Refrigerated Trailer Power Unit Integration
+
Nationwide Terminal and Office Installations
Mondovi
Carlisle
Richmond
Atlanta
Tampa
Kansas City
Indianapolis
Memphis
Dallas
Laredo
Jurupa Valley
Phoenix
Portland
Otay Mesa
In Partnership with All Energy Solar, St. Paul, MN



# Marten's Dedicated Growth

We are minimizing the impact of the freight market recession on our dedicated operations with our stable freight base

**Dedicated Operating Revenue** (excluding fuel surcharges)
*In millions*



$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
22%
20%
21%
2%
22%
(1)%
(17)%
2017
2018
2019
2020
2021
2022
2023
Q1 '23
Q1 '24

**Dedicated Operating Income**
*In thousands*



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
600%
889%
452%
295%
Q1
Q2
Q3
Q4
Key:
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
% increases are from '14 to '24 for Q1 and from '14 to '23 for Q2-Q4



# Marten's Brokerage Growth

To protect our future brokerage growth, we have diversified our freight base from 90 customers at the start of 2022 to an average of 140 customers throughout 2023 and 134 customers at March 31, 2024 – and we haven't moved loads from brokerage to our tractors as is common with many carriers


Brokerage Operating Revenue
In millions
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
23%
26%
(11)%
50%
41%
(19)%
(16)%
2017
2018
2019
2020
2021
2022
2023
Q1 '23
Q1 '24


Brokerage Operating Income
In thousands
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
311%
665%
518%
422%
Q1
Q2
Q3
Q4
Key:
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
% increases are from '14 to '24 for Q1 and from '14 to '23 for Q2-Q4



# Shift in Brokerage Loads

**Since 2022 we have focused on increasing our volume of non-dedicated and dry customer brokerage loads to minimize the impact in 2023 and 2024 of a number of our dedicated customers shifting brokerage loads due to the freight market recession**



Total Loads Non Dedicated
1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
Week 1
Week 3
Week 5
Week 7
Week 9
Week 11
Week 13
Week 15
Week 17
Week 19
Week 21
Week 23
Week 25
Week 27
Week 29
Week 31
Week 33
Week 35
Week 37
Week 39
Week 41
Week 43
Week 45
Week 47
Week 49
Week 51
Week 53
2021
2022
2023
2024



Dry Shipper Loads
300
250
200
150
100
50
0
Week 1
Week 3
Week 5
Week 7
Week 9
Week 11
Week 13
Week 15
Week 17
Week 19
Week 21
Week 23
Week 25
Week 27
Week 29
Week 31
Week 33
Week 35
Week 37
Week 39
Week 41
Week 43
Week 45
Week 47
Week 49
Week 51
Week 53
2021
2022
2023
2024



Dedicated Load Count
1,025
925
825
725
625
525
425
325
225
125
25
Week 1
Week 3
Week 5
Week 7
Week 9
Week 11
Week 13
Week 15
Week 17
Week 19
Week 21
Week 23
Week 25
Week 27
Week 29
Week 31
Week 33
Week 35
Week 37
Week 39
Week 41
Week 43
Week 45
Week 47
Week 49
Week 51
Week 53
2021
2022
2023
2024



Total Load Count
2,300
2,100
1,900
1,700
1,500
1,300
1,100
900
700
Week 1
Week 3
Week 5
Week 7
Week 9
Week 11
Week 13
Week 15
Week 17
Week 19
Week 21
Week 23
Week 25
Week 27
Week 29
Week 31
Week 33
Week 35
Week 37
Week 39
Week 41
Week 43
Week 45
Week 47
Week 49
Week 51
Week 53
2021
2022
2023
2024



# MRTN de Mexico Growth

- Minimizing the impact of the freight market recession with operating revenue excluding fuel surcharges of $79.2 million for 2023 compared with $81.5 million for 2022, and $16.7 million for Q1 ’24 compared with $20.7 million for Q1 ’23

- Dry expansion with first loads in Feb., 2022 and expected continued growth

- Temperature growth history with more expansive growth in the works

- Facility expansion at all three MRTN de Mexico entry ports
  - Moved into new Otay Mesa facility in June, 2022
  - Expanded present Laredo facility operations space
  - Purchased land in Rio Grande Valley for building new facility with increased capacity


MRTN de Mexico Dry TL and Brokerage
Operating Revenue (excluding fuel surcharges)
In thousands
$2,500
$2,100
$1,700
$1,300
$900
$500
$100
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24


MRTN de Mexico Dry TL and Brokerage Loads
1,500
1,300
1,100
900
700
500
300
100
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Q1 '24



# Net Capital Expenditures

Increase in 2023 due to availability delays of 2022 purchases and price inflation


In millions
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$106.3
$123.7
$134.9
$172.5
$155
2020
2021
2022
2023
2024 Estimate



# Marten People, Model and Culture/Data-Driven Measured/Disciplined Management

- Marten people initiate and implement our strategic vision and key strategic initiatives

- Marten people developed and continuously update our proprietary information systems enabling real-time data-driven decisions for improved supply chain productivity – which is a key tool in minimizing the market's current challenges to productivity

- Marten's culture: visible costs and operating data to improve and add value daily – we measure and manage as a team and cover each other's backs to provide the best service for our customers – we are disciplined and we care

- "If you can't measure it, you can't manage it." – Peter Drucker

- "Great things in business are never done by one person. They're done by a team of people." – Steve Jobs

- "The more they know, the more they'll understand. The more they understand, the more they'll care. Once they care, there's no stopping them." – Sam Walton

- We continue to increase the detail of our data measurements to provide additional visibility to increase our productivity and decrease our costs further as we move out of this freight market recession

# Marten's Operating Revenue Excluding Fuel Surcharges

–2022 was the 12th straight year with our highest operating revenue excluding fuel s/c

– We expanded our customer diversity by adding 223 shipper codes for 107 new customers in 2023 and 54 shipper codes for 25 new customers in Q1 '24 – while reducing our fleet size to minimize the impact of the freight market recession



In millions
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(2)%
11%
5%
3%
3%
8%
4%
2%
8%
9%
7%
8%
23%
(8)%
(15)%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q1 '23
Q1 '24

"The achievements of an organization are the results of the combined effort of each individual." – Vince Lombardi



# Marten's Operating Income

In each of the five years from 2018 through 2022 we had the then-best operating income in our history


In millions
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
20%
22%
7%
13%
(2)%
20%
(5)%
(2)%
24%
9%
22%
20%
28%
(37)%
(58)%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q1 '23
Q1 '24



# Marten's Operating Ratio, Net of Fuel S/C

In each of 2020 through 2022 we achieved our then-best ratio for any year since we became a public company in 1986

We expect to make significant improvements to our profitability as the freight market corrects


95%
94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
84%
83%
82%
81%
80%
93.5%
92.0%
91.2%
91.1%
90.2%
90.7%
89.7%
90.6%
91.0%
89.7%
89.7%
88.2%
87.0%
86.4%
90.7%
88.6%
94.3%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q1 '23
Q1 '24



# Marten's Earnings Per Diluted Share[1]


$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
21%
23%
12%
10%
(2)%
20%
(3)%
-%(2)
62%(2)
11%
13%
23%
31%
(36)%
(57)%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q1 '23
Q1 '24

(1) Restated to reflect the three-for-two stock split on August 13, 2020, the five-for-three stock split on July 7, 2017, and the three-for-two stock split on June 14, 2013

(2) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017



# Organic Operating Results

**Each of our business platforms is positioned to capitalize on growth opportunities as the market moves out of the freight market recession**

Nothing has changed since Chris Henry wrote this in 2018:

"Quarter-over-quarter, year-over-year, Marten Transport (NASDAQ: MRTN) has delivered consistent, top quartile results. Key word is consistent. When compared to many of the others, you don't see very many blips in operating expenses or legal exposures that may cause multi-period hangovers for others. Everything I read about them through their earnings releases and SEC filings point to a very disciplined operating team… Marten has hung with and bettered the performance of many of the big dogs."

Henry, Chris. *Marten Transport Delivers the Goods.* TCA Truckload Indexes, Dec. 2018

In each of the five years from 2018 through 2022, we set the then-current record for our highest annual operating revenue and operating income. We also achieved in each of 2020 through 2022 our then-best operating ratio, net of fuel s/c, for any year since we became a public company in 1986.

The freight market recession's oversupply and weak demand, inflationary operating costs and cumulative impact of freight rate reductions and related freight network disruptions continue to significantly pressure our earnings. The value of our unique multifaceted business model is highlighted by the operating results for our dedicated and brokerage operations in the first quarter. Our operating results improved throughout the quarter after earning 2 cents per share in January, which was also impacted by widespread harsh winter weather.

We remain focused on minimizing the freight market's impact on our operations while investing in and positioning our operations to capitalize on profitable organic growth opportunities, with fair compensation for our premium services, across each of our business operations for what comes next in the freight cycle as the market necessarily recovers from its current recessionary late stages. To that end, we have not agreed to rate reductions since last August.

"Energy and persistence conquer all things." – Benjamin Franklin